Investments in Equity Method Investees (Summarized Operating Results of Morgan Stanley) (Detail) - Morgan Stanley [Member] - JPY (¥) ¥ in Billions	6 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
Equity Method Investment, Summarized Financial Information, Income and Loss
Net revenues	¥ 2,133	¥ 1,805
Total non-interest expenses	1,621	1,377
Income from continuing operations before income taxes	512	428
Net income applicable to Morgan Stanley	¥ 344	¥ 370